                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 29, 2004

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


       0-25064                                             41-1580506
(Commission File Number)                                  (IRS Employer
                                                        Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On December 29, 2004, Health Fitness Corporation ("HFC") repaid its $2,000,000 Secured Senior Subordinated Note ("Note") that was established December 8, 2003, and was held by Bayview Capital Partners LP. The repayment was announced in a press release dated December 29, 2004 and is attached hereto as
Exhibit 99.1 and is incorporated in this Current Report as if fully set forth herein. The Note was repaid using funds from HFC's $6,250,000 Revolving Credit Facility with Wells Fargo Bank, N.A. established on August 22, 2003.

         The Note had an interest rate of 12% per year and was scheduled to mature on December 8, 2008. In connection with the Note repayment, HFC also paid a prepayment penalty of $80,000, which represents 4% of the face value of the Note. In addition, HFC incurred a one-time, non-cash charge to interest expense of $394,669, representing the unamortized difference between the face value of the Note and its assigned relative fair value, as well as unamortized financing costs related to the Note.

         Cary Musech, a director of the Company, is the Chief Executive Officer of Bayview Capital Management LLC, which is the general partner of Bayview Capital Partners LP.

ITEM 9.01 FINANCIAL STATEMENTS AND SCHEDULES

         (a)      Financial statements: None.

         (b)      Pro forma financial information: None.

         (c)      Exhibits:

                  Exhibit 99.1 Press release dated December 29, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HEALTH FITNESS CORPORATION


                                             By  /s/ Wesley Winnekins
                                                -------------------------------
Date: December 30, 2004                          Wesley Winnekins
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

                           Health Fitness Corporation
                            Form 8-K Current Report




Exhibit Number        Description
     99.1             Press release dated December 29, 2004.